NOTICE OF ANNUAL MEETING
OF
SHAREHOLDERS
OF
BWC FINANCIAL CORP.

TO BE HELD
MAY 22, 2003 at 10 A.M.

REGIONAL CENTER FOR THE ARTS
KNIGHT STAGE 3 THEATRE
CIVIC AND LOCUST STREETS
WALNUT CREEK, CALIFORNIA

AND

PROXY STATEMENT

BWC FINANCIAL CORP.
1400 Civic Drive
Walnut Creek, California 94596

April 4, 2003

Dear Shareholder:

You are cordially invited to attend the annual meeting of the shareholders of BWC Financial Corp. (the holding company for Bank of Walnut Creek) which will be held on Thursday, May 22, 2003, at 10:00 a.m. at the Regional Center for the Arts, Knight Stage 3 Theatre, Civic and Locust Streets, Walnut Creek, California. Enclosed are the secretary’s official Notice of the Annual Meeting of Shareholders, a proxy statement describing the business to be transacted at the meeting and other information regarding BWC Financial Corp. and Bank of Walnut Creek, and a proxy for use in voting at the meeting.

You will be asked at the meeting to (1) vote on the election of Directors of BWC Financial Corp. for the ensuing year and until their successors are duly elected and qualified; (2) ratify the selection of independent auditors, and (3) act on such other business as may properly come before the meeting. You are urged to read the accompanying proxy statement carefully, as it contains a detailed explanation of all matters upon which you will be asked to vote.

Management believes that the election of the nominated persons as directors is in the best interests of BWC Financial Corp. and its shareholders. Your Board of Directors unanimously recommends a vote “For” those persons. Your Board of Directors unanimously recommends a vote “For” the election of the independent auditors.

It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, you are requested to complete, date, sign, and return the enclosed proxy in the enclosed postage-paid envelope.

Sincerely,

James L. Ryan
Chairman of the Board
and Chief Executive Officer

BWC FINANCIAL CORP.
1400 Civic Drive
Walnut Creek, California 94596

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 22, 2003

To the Shareholders of BWC Financial Corp.:

The annual meeting of BWC Financial Corp. (“BWC”) shareholders will be held on Thursday, May 22, 2003, at 10:00 a.m. at the Regional Center for the Arts, Knight Stage 3 Theatre, Civic and Locust Streets, Walnut Creek, California, for the purpose of (1) electing 7 persons to serve as directors of BWC for the ensuing year and until their successors are duly elected and qualified, (2) ratifying the selection of independent auditors, and (3) acting upon such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on March 24, 2003, will be entitled to vote at the meeting or any adjournment thereof. BWC’s annual report for the year ended December 31, 2002, is enclosed. The annual report contains financial and other information but it is not to be deemed a part of the proxy soliciting material.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO VOTE BY COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY FORM PROMPTLY. AS AN ALTERNATIVE, THE PROXY MAY BE VOTED VIA THE INTERNET, OR BY PHONE, AS EXPLAINED ON THE ENCLOSED PROXY FORM. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

By Order of the Board of Directors

Leland E. Wines
Secretary

Approximate mailing date of proxy material: April 4, 2003

PLACE OF ANNUAL MEETING:	Regional Center for the Arts
Knight Stage 3 Theatre
Civic and Locust Streets
Walnut Creek, California 94596

DATE OF ANNUAL MEETING:	May 22, 2003

TIME OF ANNUAL MEETING:	10:00 a.m.

PROXY STATEMENT
OF
BWC FINANCIAL CORP.
1400 Civic Drive
Walnut Creek, California 94596

These proxy materials are furnished in connection with the solicitation by the management of BWC Financial Corp., a California corporation (“BWC”), of proxies for use at the annual meeting of the shareholders of BWC to be held on Thursday, May 22, 2003, at 10:00 a.m. at the Regional Center for the Arts, Knight Stage 3 Theatre, Civic and Locust Streets, Walnut Creek, California, and at any adjournment thereof.

It is expected that this proxy statement and the accompanying notice and form of proxy will be mailed to shareholders on or about April 4, 2003.

PURPOSE OF MEETING

The matters to be considered and voted upon at the meeting will be:

1.	Election of Directors. The election of seven directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.
2.	Independent Auditors. The ratification of the Board of Directors' selection of independent auditors.
3.	Other Business. Transacting such other business as may properly come before the meeting and any adjournments thereof.

The election of directors will be effective as of the date of the shareholders’ vote.

GENERAL PROXY STATEMENT INFORMATION

BWC, a corporation existing and organized under the laws of the State of California, is authorized to issue up to 25,000,000 shares of common stock and 5,000,000 shares of preferred stock. As of March 24, 2003, only one class of stock was issued consisting of shares of common stock. All of the shares are voting shares and are entitled to vote at the annual meeting. Only those shareholders of record as of March 24, 2003, (the “Record Date”) will be entitled to notice of, and to vote at, the meeting. On that date, 3,619,510 shares of common stock were outstanding. The determination of shareholders entitled to vote at the meeting and the number of votes to which they are entitled was made on the basis of BWC’s records as of the Record Date. The presence in person or by proxy of a majority of the outstanding shares of stock entitled to vote at the annual meeting will constitute a quorum for the purpose of transacting business at the meeting. Abstentions, shares for which voting authority has been withheld from any nominee, and “broker non-votes” (as defined below) will be counted for purposes of determining the presence or absence of a quorum.

A broker or nominee holding shares for beneficial owners may vote on certain matters at the meeting pursuant to discretionary authority or instructions from the beneficial owners, but with respect to other matters for which the broker or nominee may not have received instructions from the beneficial owners and may not have discretionary voting power under the applicable rules of the New York Stock Exchange or other self-regulatory organization to which the broker or nominee is a member, the shares held by the broker or nominee may not be voted. Such un-voted shares are called “broker non-votes.” The rules of the New York Stock Exchange and other self-regulatory organizations generally permit a broker or nominee, in the absence of instructions, to deliver a proxy to vote for directors in an uncontested election and for the proposal to ratify the selection of independent auditors. Consequently, shares held by a broker or nominee will not constitute “broker non-votes” regarding those two proposals.

Revocability of Proxies

A proxy for use at the meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of BWC an instrument revoking it or by filing a duly-executed proxy bearing a later date. In addition, the powers of the proxy holder will be revoked if the person executing the proxy is present at the meeting and elects to vote in person by advising the Chairman of the meeting of such election. Subject to such revocation or suspension, all shares represented by a properly executed proxy received in time for the meeting will be voted by the proxy holders in accordance with the instructions on the proxy.

IF NO INSTRUCTION IS SPECIFIED WITH REGARD TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT “FOR” THE ELECTION OF ALL NOMINEES FOR DIRECTORS, LISTED HEREIN, AND “FOR” RATIFICATION OF THE BOARD OF DIRECTORS SELECTION OF INDEPENDENT AUDITORS.

Person Making the Solicitation

This solicitation of Proxies is being made by the Board of Directors of BWC. The expense of preparing, assembling, printing, and mailing this proxy statement and the material used in the solicitation of Proxies for the meeting will be borne by BWC. It is contemplated that Proxies will be solicited principally through the use of the mail, but officers, directors, and employees of BWC and the Bank may solicit Proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, BWC may reimburse banks, brokerage houses, and other custodians, nominees, and fiduciaries for their reasonable expense in forwarding these proxy materials to their principals.

Voting Rights

In connection with the election of directors, and in accordance with applicable California law, each shareholder entitled to vote may vote the shares owned by such shareholder as of the Record Date cumulatively if a shareholder present at the meeting has given notice at the meeting, prior to the voting, of his or her intention to vote cumulatively. If any shareholder has given such notice, then all shareholders entitled to vote for the election of directors may cumulate their votes for candidates properly nominated. Under cumulative voting, each share carries as many votes as the number of directors to be elected, and the shareholder may cast all of such votes for a single nominee or may distribute them in any manner among as many nominees as desired. In the election of directors, the seven nominees receiving the highest number of votes will be elected.

On all other matters submitted to the vote of the shareholders, each shareholder is entitled to one vote for each share of common stock owned as of the Record Date on the books of BWC. The Record Date is March 24, 2003.

ITEM NUMBER 1:
ELECTION OF DIRECTORS OF BWC

Directors and Nominees

At the meeting, seven (7) directors of BWC (the entire Board of Directors) are to be elected to serve until the next annual meeting of shareholders and until their successors are elected and qualified. All of the nominees listed are currently members of the Board of Directors. The Bylaws of BWC provide for not less than seven (7) nor more than thirteen (13) directors, with the exact number being seven (7) until changed by bylaw amendment adopted by the Board of Directors. The following named persons are nominated by the Nominating Committee of the Board of Directors and, unless the shareholder marks the proxy to withhold the vote, the enclosed proxy, if returned and not subsequently revoked, will be voted in favor of their election as directors. If for any reason any such nominee becomes unavailable for election, the proxy holders will vote for such substitute nominee as may be designated by the Board of Directors. The proxy holders reserve the right to cumulate votes for the election of directors and to cast all of such votes for any one or more of the nominees, to the exclusion of the others, and in such order of preference as the proxy holders may determine in their discretion, if cumulative voting is involved as described above under “voting rights”.

                                                     PRINCIPAL                    YEAR FIRST
                                                     OCCUPATION -                 ELECTED
         DIRECTOR                     AGE            PAST FIVE YEARS              A DIRECTOR

         Richard G. Hill               66            Owner - R.  G.  Hill &             1980
                                                     Company, a real estate
                                                     property management and
                                                     brokerage firm in Central
                                                     Contra Costa County

         Reynold C. Johnson, III       52            President and CEO -                1981
                                                     Pacific Land
                                                     Enterprises Inc., a
                                                     real estate development
                                                     and investment corporation

         Craig Lazzareschi             56            President - Greater Bay            1980
                                                     Development Corp., a real
                                                     estate development and
                                                     investment company

         Tom J. Mantor                 48            President - Bank of Walnut         1994
                                                     Creek

         John F. Nohr                  62            President - Woodminster            1981
                                                     Company Realtors-Developers

         James L. Ryan                 69            Chairman and CEO - Bank            1980
                                                     of Walnut Creek and BWC
                                                     Financial Corp.

         John L. Winther               63            President - Delta Wetlands,        1981
                                                     Inc.

The Board of Directors of BWC held twelve regular meetings and three special meetings during 2002. BWC’s Board of Directors had no standing committees during 2002. All of the directors attended at least 75% of the meetings of the Board.

Because BWC is the parent corporation of Bank of Walnut Creek (the “Bank”), certain information is being provided with respect to the Bank’s Board of Directors and its standing committees during 2002. The Bank’s Board of Directors is composed of the same individuals as BWC’s Board of Directors.

Committees of the Bank's Board of Directors

The Board of Directors of the Bank has established the following standing committees, with membership during 2002 as noted: Loan Committee: Messrs. Hill, Lazzareschi, Ryan, Johnson, Nohr and Mantor. Investment Committee: Messrs. Ryan, Nohr, and Johnson with Mr. Wines an ex-officio member; Audit Committee: Messrs. Hill, Lazzareschi, Nohr, Johnson, and Winther; Compensation Committee: Messrs. Hill, Johnson, Lazzareschi, Nohr, Winther with Mr. Ryan an ex-officio member; and Nominating Committee: Messrs. Ryan, Johnson and Lazzareschi.

The Loan Committee holds regularly scheduled meetings weekly. Its functions are (1) to establish the loan policies for the Bank and set the lending limits for the Bank’s officers; (2) review the Bank’s overall loan position as it exists from time to time; (3) review all loans in excess of the Bank’s officers’ lending limits; and (4) review proposals on the purchase of loans from other institutions.

The Investment Committee meets monthly and its functions are to establish the investment policies for the Bank, review the Bank’s investment portfolio, and make periodic changes.

The Audit Committee, consisting of all independent members, meets quarterly or at the call of the Chairman. Its functions are to select and recommend appointment of the External Auditors and coordinate internal and external audit activities, and to review the report of Independent Auditors together with Regulatory Agency Examination Reports. The Committee met 4 times in 2002.

The Compensation Committee meets annually or at the call of the Chairman. Its function is to review the existing and future compensation programs for the Bank’s executive officers.

The Nominating Committee meets annually and its functions are to nominate persons for BWC’s and the Bank’s Boards of Directors.

During 2002, the Board of Directors of the Bank met 15 times. No director attended fewer than 75% of the total number of meetings of the Board during the time he was a member of the Board and of the committees of which he is a member.

Executive Officers

Persons who currently serve as executive officers of the Bank and/or BWC are as follows:

                                     POSITION WITH BWC OR BANK AND PRINCIPAL
                                     OCCUPATION DURING
OFFICER                   AGE        THE PAST FIVE YEARS

James L. Ryan              69        Chief Executive Officer and Chairman.  Has
                                     been CEO of the Bank since its inception
                                     in 1979.

Tom J. Mantor              48        President of the Bank since December 1992.
                                     Has been with the Bank since 1991.

Leland E. Wines            58        Executive Vice President and Chief Financial
                                     Officer of BWC.  Has been with the Bank since 1983.

John R. Sheets             61        Executive Vice President, Chief Credit Officer.
                                     Has been with the Bank since August, 2000.

Andrea L. Head             45        Executive Vice President, Construction Real
                                     Estate.  Has been with the Bank since 1983.

Security Ownership

BWC has only one class of stock issued and outstanding, that being its common stock. Information concerning the beneficial ownership of BWC’s common stock as of March 24, 2003, by each director, executive officer and by the directors and officers of BWC and the Bank as a group and by each person holding 5% or more of BWC stock, is set forth in the following table.

                                       Number
                                    of Shares                                          Total       Percent
Name of                          Beneficially        Options          ESOP            Shares       of
Beneficial Owner                      Owned(A)      Vested(B)     Shares(C)      (A)+(B)+(C)       Total(D)
------------------------------------------------------------------------------------------------------------
Andrea L. Head                         43,109          1,408        28,970            73,487          2.02%
Richard G. Hill                       225,656            704            --           226,360          6.24%
Reynold C. Johnson III                188,103            704            --           188,807          5.20%
Craig A. Lazzareschi                   37,819            704            --            38,523          1.06%
Tom J. Mantor                         130,475          1,760        15,297           147,532          4.07%
John F. Nohr                          100,450            704            --           101,154          2.79%
James L. Ryan                         384,445          1,760        71,418           457,623         12.61%
John R. Sheets                             --          6,719           238             6,957          0.19%
Leland E. Wines                        79,238            924        37,967           118,129          3.25%
John L. Winther                        94,194            704            --            94,898          2.61%

Officers and Directors
as a group (10 in number)           1,283,489         16,091       153,890         1,453,470         40.05%

BWC ESOP Plan (C)                     217,729             --            --           217,729          6.00%

Total Shares and
Share Equivalents (D)               3,629,178

(A)	Unless otherwise indicated, each person listed has sole investment and voting power with respect to the shares listed. Includes all shares beneficially owned, whether directly or indirectly, individually or together with associates. Includes shares allocated through the BWC Employee Stock Ownership Plan and Trust.
(B)	Includes any shares of which beneficial ownership may be acquired within 60 days of March 24, 2003, by the exercise of stock options.
(C)	Substantially all eligible, salaried employees of the Corporation are covered by an Employee Stock Ownership and Savings Plan. Employees may, up to prescribed limits, contribute to the plan. Portions of such contributions are matched by the Corporation. The Corporation also may elect to make a discretionary contribution to the plan based on the Corporation's earnings. The expense for this plan, for both matching and discretionary contributions, was $298,000 in 2002. Amounts vary from year to year based on such factors as employees entering and leaving the plan, profits earned by the Corporation, and variances of estimates from the final results. This plan is administered by senior management members in accordance with the terms of the plan.
(D)	Includes all shares issued and outstanding plus the dilutive effect of shares subject to options which may be exercised within 60 days of March 24, 2003.

Section 16(a) of the Securities Exchange Act of 1934 requires BWC’s Directors and executive officers and persons who own more than 10% of a registered class of BWC’s equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of BWC. Officers, directors, and greater-than-10-percent shareholders are required by SEC regulation to furnish BWC with copies of all Section 16(a) forms they file.

To BWC’s knowledge, based on a review of the copies of such reports furnished to BWC and written representations that no other reports were required, during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to its officers, directors, and 10-percent shareholders have been satisfied, except that during 2002 Reynold C. Johnson, III, an outside director, bought 900 shares of Corporation stock on August 1st , which was not reported until August 13th , and on December 9th Mr. Johnson transferred 2,000 shares to family members, which was not reported until December 17th. The late reporting was an oversight on Mr. Johnson’s part.

Remuneration and Other Transactions with Management - Summary Compensation Table

Remuneration and Other Transactions with Management - Summary Compensation Table

The following table shows for the three fiscal years ended December 31, 2002, 2001 and 2000, the compensation paid to the Bank's executive officers.
                                                                                                Long-Term
                                                                                             Compensation
        Annual Compensation                                                                        Awards                  Payouts
---------------------------------------------------------------------------------------------------------------------------------------------------
               (a)                       (b)            (c)           (d)              (e)             (f)          (g)         (h)             (i)
                                                                                                            Securities
                                                                             Other Annual      Restricted   Underlying        LTIP       All other
Name and                                                           Bonus     Compensation           Stock     Options/     Payouts    Compensation
Principal Position                     Year         Salary            (A)              (B)        Award(s)      SAR (#)                        ( c)
---------------------------------------------------------------------------------------------------------------------------------------------------
James L. Ryan                          2002      $ 306,605      $ 61,373         $ 33,750              --           --          --              --
Chief Executive Officer/               2001      $ 297,675     $ 268,615         $ 31,500              --           --          --              --
Chairman of the Board                  2000      $ 283,500     $ 301,979         $ 31,000              --           --          --              --

Tom Mantor                             2002       $178,750       $35,232          $26,250              --           --          --              --
President/                             2001      $ 172,750     $ 164,532         $ 24,500              --           --          --              --
Chief Operating Officer                2000      $ 162,750     $ 173,358         $ 23,500              --           --          --              --

Leland E. Wines                        2002       $147,891       $14,775               --              --           --          --              --
Executive Vice President/              2001      $ 140,600      $ 68,000               --              --           --          --              --
Cashier/Chief Financial Officer        2000      $ 136,500      $ 72,699               --              --           --          --              --

John Sheets                            2002       $154,500            --               --              --           --          --              --
Executive Vice President/              2001      $ 150,000       $ 2,500               --              --           --          --              --
Chief Credit Officer                   2000       $ 56,827           $ -               --              --           --          --              --

Andrea L. Head                         2002       $119,000      $129,082               --              --           --          --              --
Executive Vice President/              2001      $ 100,000      $ 83,382            $ 825              --           --          --              --
Real Estate Construction               2000      $ 100,000     $ 149,114               --              --           --          --              --

(A)	The Bank maintains an incentive bonus plan for executive officers. Under such plan, an incentive pool is created based upon the criterion of return on the Bank’s average assets. The incentive pool is allocated based on salary and performance. The amounts set forth above reflect bonuses paid in the current calendar year based on the prior year’s performance. The Bank will not be paying bonuses to the named executive officers for the fiscal year ended December 31, 2002 during 2003
(B)	Amounts reflect Board of Director fees paid to such persons.
(C)	Other compensation is paid, including profit sharing and matching contributions to the Bank’s ESOP and Profit Sharing Plan. In addition, employees may receive benefit from the use of a company automobile and the cost of membership in a country club. The aggregate amount of such other compensation is not separately listed because it does not exceed the lesser of $25,000 or 10% of the annual compensation reported for such persons.

Stock Option Grants in Last Fiscal Year

The table below sets forth certain information regarding stock options granted to executive officers of the Corporation during the last fiscal year.

Stock Options Grants in Last Fiscal Year

The table below sets forth certain information regarding stock options granted to executive officers of the Corporation during the last fiscal year.

============================================================================================================================
             (a)                                          (b)              (c )               (d)               (e)
----------------------------------------------------------------------------------------------------------------------------
                                                                        Percent of
                                                                       Total Options
                                                                        Granted to         Exercise
                                                        Options        Employees in          Price               Expiration
            Name                    Grant Date        Granted (#)       Fiscal Year        Per Share                   Date
----------------------------------------------------------------------------------------------------------------------------

Andrea Head                   February 28, 2002          2,200             6.89%            $20.51      February 28, 2012
Tom Mantor                    February 28, 2002          2,750             8.61%            $20.51      February 28, 2012
John Sheets                   February 28, 2002          1,650             5.17%            $20.51      February 28, 2012
Leland Wines                  February 28, 2002          2,200             6.89%            $20.51      February 28, 2012
James Ryan                    March 26, 2002             2,750             8.61%            $22.84      March 26, 2012
============================================================================================================================

(b)  Adjusted for 10% stock dividend granted July 15, 2002.

The Board of Directors of the Bank adopted the 1990 Incentive Stock Option Plan (the "1990 Plan") in May 1990 and the Board of Directors of BWC adopted the 2000 Stock Option Plan (the "2000 Plan") in May 2000. The 1990 Plan terminated on April 17, 1990, although options granted under the 1990 Plan remain outstanding. The 2000 Plan was approved by BWC's shareholders at the 2000 annual meetings.

Options Exercised and Year-end Value Table

The table below provides information regarding options exercised in fiscal 2002 by the executive officers of BWC and the value of such unexercised options as of December 31, 2002.

=====================================================================================================================
                                                     Number of Unexercised            Value of Unexercised
                       Options Exercised             Options at                       In-the-money Options
                       in Fiscal 2002 (#)            December 31, 2002                December 31, 2002 (A)
---------------------------------------------------------------------------------------------------------------------
         (a)                (b)            (c)                    (d)                             (e)
---------------------------------------------------------------------------------------------------------------------
                           Shares         Value
                        Acquired on      Realized
Name                    Exercise (#)       (A)         Exercisable    Unexercisable    Exercisable    Unexercisable
---------------------------------------------------------------------------------------------------------------------

James L. Ryan             114,976       $ 1,724,085       605             5,170        $  10,581       $  90,423
---------------------------------------------------------------------------------------------------------------------
Tom Mantor                105,425       $ 1,428,309       605             5,170        $  10,581       $  90,423
---------------------------------------------------------------------------------------------------------------------
Leland E. Wines            21,436       $   314,037       242             3,168        $   4,233       $  55,408
---------------------------------------------------------------------------------------------------------------------
Andrea Head                42,872       $   805,994       484             4,136        $   8,465       $  72,339
---------------------------------------------------------------------------------------------------------------------
John Sheets                  -          $         -     6,389            11,233        $ 111,744       $ 196,465
=====================================================================================================================

(A)  Market value of the underlying securities at exercise date or year-end, as the case may be, minus the exercise price of "in-the-money" options.

Directors' Fees

Directors of the Bank each received a fee of $1,750 for each regular board meeting and three special meetings, with the exception of the Chairman who received $2,250 for each of these meetings. In addition, directors, other than employees of the Bank, received $400 per committee meeting attended.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL AGREEMENTS

During 2000, the Bank entered into Employment Agreements with Messrs. Ryan, Mantor and Wines, and during 2002 with Ms. Head. These agreements supersede any prior employment agreements with these individuals. Each of these agreements is for an initial term of one year and they provide for automatic one-year extensions until the agreement is terminated as described in the agreements. The agreements provide for (a) a base salary determined and set from time to time by the Board of Directors and agreed to by the employee, (b) participation in bonus compensation as determined by the Board of Directors, (c) group insurance and other benefits as may be adopted for Bank employees. In addition, Mr. Ryan is entitled to a car allowance and payment of dues in a country club. In the event of termination of employment by the Bank without cause, the employee shall receive compensation equal to one year’s salary.

The compensation received by each of these employees during 2002 under their agreements is set forth in the foregoing summary compensation table.

In addition, the Bank also entered into Change of Control Agreements with each of these three employees. The Change of Control Agreements shall remain in effect through the term of such employee’s employment agreement. Under the terms of these agreements, in the event (a) the employee is terminated without cause at any time within two years after a “change of control” of the Bank, or (b) if the employee elects to terminate his employment during such two-year period “for good reason”, then the employee shall receive compensation equal to two years’ salary plus an amount equal to 24 times the monthly cost that the employee will incur for the continuation of the employee’s health insurance under COBRA.

A change of control is defined in the Change of Control Agreement and means in general the sale or merger of BWC Financial Corp. or the Bank. “Good reason” for termination by the employee includes (i) a material change in employee’s title, duties or responsibilities, (ii) a significant reduction in salary, or (iii) the location of the employee’s new office being more than 15 miles away from the office in the Bank.

Other Transactions With Directors and Executive Officers

The Bank’s current policy is one of not granting loans to its executive officers or directors, or the executive officers or directors of BWC, except that all directors are eligible to have a line of credit available to them with a maximum of $2,000 outstanding at any one time. Such line of credit is made available to the directors on the same terms and at the same interest rate as is available to all other qualified customers of the Bank. The Bank has had and expects to have banking transactions in the ordinary course of business with many of the principal shareholders of BWC and the Bank (and their associates), on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. No loan to any director, executive officer or shareholder of BWC or the Bank (or their associates) has involved more than normal risk of collectibility or presented other unfavorable features. If loans were to be made to directors, executive officers or principal shareholders of BWC or the Bank, then all such loans would be subject to the limitations prescribed by California Financial Code section 3370, et seq. and by the Financial Institutions Regulatory and Interest Rate Control Act of 1978, the principal effect of which is to require that any loan to a director, executive officer or principal shareholder be on non-preferential terms and, should all loans to that individual exceed $500,000 in the aggregate, be approved in advance by the Bank’s Board of Directors. With respect to transactions other than loans, BWC and the Bank have had and expect to have such transactions in the ordinary course of business with many of its directors, executive officers, and principal shareholders (and their associates), but all such transactions have been and will be on substantially the same terms as those prevailing for comparable transactions with others.

ITEM NUMBER 2: RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has selected Moss Adams LLP as Independent Auditors for BWC for the year 2003. Moss Adams LLP has informed BWC that it has had no connection during the past three years with BWC or its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The shareholders are asked to ratify the selection of Moss Adams LLP. The Board of Directors and the Audit Committee in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interest of the Company and its shareholders. A representative from Moss Adams LLP will be present at the shareholders meeting and will be available to respond to questions.

Fiscal 2002 Audit Firm Fee Summary

During fiscal year 2002, the Corporation retained as its principal auditor, Moss Adams LLP to provide services in the following categories and amounts:

Audit Fees	$82,000
All Other Fees	$16,350

The audit committee has considered whether the provision of non-audit services by BWC’s principal auditor is compatible with maintaining auditor independence, and after such consideration the audit committee has determined that auditor independence was being maintained.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with Management the Bank’s audited financial statements as of December 31, 2002. The Audit Committee has discussed with the independent Auditors the matters required to be discussed by Statement on Auditing Standards No. 61(Codification of Statements on Auditing Standards, AU Section 380) as amended. The Audit Committee has received the written disclosures and the letter from the Independent Accountants required by Independent Standards Board Standard No. 1, Independent Discussion with Audit Committee, as may be modified or amended, and has discussed with the Independent Accountant the Independent Accountant’s independence. Based on the review and discussions referred to above, the Audit Committee recommends to the Board of Directors that the financial statements referred to above be included in the Company’s annual report on form 10-K for the year ended December 31, 2002.

Richard G. Hill
Craig Lazzareschi
John F. Nohr
Reynold C. Johnson III
John L. Winther

ITEM NUMBER 3: OTHER BUSINESS

If any other matters come before the meeting, not referred to in the enclosed proxy, including matters incident to the conduct of the meeting, the proxy holders will vote the shares represented by the proxies in accordance with their best judgment. Management is not aware of any other business to come before the meeting, and as of the date of the preparation of this proxy statement, no shareholder has submitted to management any proposal to be acted upon at the meeting.

TRADING IN BWC'S STOCK

The common stock of BWC is traded on the NASDAQ exchange. Hoefer & Arnett, Inc, The Seidler Companies, and Ryan Beck & Company, are primary market makers of the BWC stock. The closing stock price on NASDAQ as of March 24, 2003 was $19.99.

TOTAL RETURN PERFORMANCE

FINANCIAL AND STATISTICAL INFORMATION

A copy of BWC’s consolidated financial statement as of December 31, 2002, and for the year then ended is enclosed in this mailing. Additional copies are available to any shareholder upon request.

SHAREHOLDER PROPOSALS

December 31, 2003, is the deadline for the shareholders to submit proposals to be considered for inclusion in the proxy statement for BWC’s 2004 annual shareholders meeting. In addition, if BWC receives a shareholder proposal for the 2004 annual meeting less than 45 days before the date on which the proxy statement for the preceding annual meeting is mailed to shareholders, then the persons named as proxies for such annual meeting will have discretionary authority to vote on such matters.

LEGAL PROCEEDINGS

There are no pending, or to management’s knowledge, any threatened material legal procceedings to which BWC or the Bank is a party or which any of BWC’s or the Bank’s properties are subject.

FORM 10K

BWC’S ANNUAL REPORT FOR 2002 ON FORM 10K, WHICH IS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE TO ANY SHAREHOLDER WITHOUT CHARGE. THE REPORT MAY BE OBTAINED BY WRITTEN REQUEST TO THE CORPORATE SECRETARY, LELAND E. WINES, AT BANK OF WALNUT CREEK, 1400 CIVIC DRIVE, WALNUT CREEK, CA 94596.

THE ENCLOSED PROXY SHOULD BE COMPLETED, DATED, SIGNED, AND RETURNED IN THE ENCLOSED, POSTAGE-PAID ENVELOPE. AS AN ALTERNATIVE, THE PROXY MAY BE VOTED VIA THE INTERNET, OR BY PHONE, AS EXPLAINED ON THE ENCLOSED PROXY FORM. PROMPT VOTING OF THE PROXY WILL BE APPRECIATED.

By Order of the Board of Directors

By:   Leland E. Wines     Date: April 4, 2003

        Leland E. Wines,   Secretary